SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                              DGSE Companies , Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:________________________

     5) Total fee paid: ________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_________________________________
     2)   Form, Schedule or Registration No.:_____________________
     3)   Filing Party; __________________________________________
     4)   Date Filed: ____________________________________________

                              DGSE Companies, INC.


                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 14, 2002



Notice is hereby given that the Annual Meeting of Shareholders of DGSE Companies, Inc. will be held on Monday, June 14, 2002, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, for the purpose of considering and voting upon:

     1.   The election of Directors.

     2. Transacting such other business as may properly come before the meeting.

The close of business on April 30, 2002, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed address envelope which needs no postage if mailed within the United States.




                               By order of the Board of Directors




                               Dr. L.S. Smith, Ph.D
                               Chairman of the Board
                               and Secretary
Dated: May 8, 2002

                                 PROXY STATEMENT

                                ----------------

                              DGSE Companies, INC.
                                2817 Forest Lane
                               Dallas, Texas 75234

                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS


This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of DGSE Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 14 2002, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about May 8, 2002. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-KSB (including the financial statements) ("Form 10-KSB") is enclosed herewith.


                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors, it will be voted in the manner specified on the enclosed proxy. If no instructions are received, the proxy will be voted for the proposal as set forth in the proxy.

At the close of business on April 30, 2002, 4,913,790 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 30, 2002, are entitled to notice of and to vote at the meeting.

                              ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on March 26 2002, nominated five persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the five nominees for election as Directors:

                                                            Year First
                                                             Elected
                                                           Director or
                                                            Appointed
                                                           Officer of
     Name                  Age        Position               Company
     ----                  ---        --------             -----------

Dr. L.S. Smith
Ph.D (1)                   55         Chairman of the           1980
                                      Board of Direc-
                                      tors, Chief
                                      Executive Officer
                                      and Secretary

W.H. Oyster (2)            49         Director, Presi-          1990
                                      dent and Chief
                                      Operating Officer

John Benson (3)            56         Director and              1992
                                      Chief Financial
                                      Officer
William P. Cordeiro (4)    57         Director                  1999

James Walsh (5)            51         Director                  1999

Business Experience During Last Five Years
------------------------------------------

     (1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.

     (2) Director, President and Chief Operating of the Company since January 1990.

     (3) Director, Chief Financial Officer of the Company since December 1992 and member of the Audit Committee since June 1999.

     (4) Director and independent member of the Audit Committee of the Company since June 1999. Management Professor, School of Business and Economics, California State University since June 1990. Partner, Bartik, Cordeiro & Associates, Inc., a management consulting firm since January 1990.

     (5) Director and independent member of the Audit Committee of the Company since June 1999. Chairman of the Board and Chief Executive Officer of Hawaiian Vintage Chocolate Company, Inc., ("HVCC") since July 1993. The common stock of HVCC has been registered under Section 12(g) of the Securities Exchange of 1934 since January, 2000.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes thereto set forth certain information as of April 30, 2002, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

  Name and address                    Amount and nature              Percent
  of beneficial owner              of beneficial owner(1)           of class(1)
---------------------              ----------------------           -----------

Dr. L. S. Smith, Ph.D                  2,349,526 (2)                   42.8%
  2817 Forest Lane
  Dallas, Texas 75234


Howard P. Alan-Lee                       250,000                        5.1%
  11230 Dilling Street
  North Hollywood,
  California 91602

John Michael Paulson                     275,000 (3)                    5.6%
  2250 East Tropicana
  # 19-121, Las Vegas,
  Nevada 89119

Edward White                             275,000 (3)                    5.6%
  21700 Oxnard Street
  Woodland Hills,
  California 91367

W. H. Oyster                             288,615 (4)                    5.7%
  2817 Forest Lane
  Dallas, TX 75234
---------------------

     (1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power except as otherwise stated in footnote (3) below. All calculations are based on 4,913,790 shares outstanding as of the above referenced date.

     (2) Includes 577,777 shares currently exercisable under a stock option with an exercise price of $2.25 per share.


     (3) Includes 275,000 shares held in the Allen E. Paulson Living Trust of which John Michael Paulson is a co-trustee with Edward White.

     (4) Includes 250,000 shares currently exercisable under a stock option with an average exercise price of $2.23 per share.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 30, 2002, with respect to the Company's Common Stock owned beneficially by persons named therein who are nominees for election as directors of the Company and by directors and officers as a group.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

  Name and address                   Amount and nature             Percent
  of beneficial owner              of beneficial owner(1)         of class(1)
-----------------------           -----------------------        ------------
Dr. L. S. Smith, Ph.D.                  2,349,526 (2)                42.8%
  2817 Forest Lane
  Dallas, Texas 75234

W. H. Oyster                              288,615 (3)                 5.7%
  2817 Forest Lane
  Dallas, TX 75234

John Benson                               160,000 (4)                 3.7%
  2817 Forest Lane
  Dallas, TX 75234

William P. Cordeiro
  1340 E. Alosta #  200
  Glendora, CA 91740                       22,500 (5)                  .5%

James Walsh
  4614 Kilauea # 435
  Honolou, HI 96816                        22,500 (5)                  .5%

All directors and officers              2,843,141 (6)                48.7%
  as a group (5 individuals)
----------------------------

(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,913,290 shares outstanding as of the above referenced date.
(2) Includes 577,777 shares currently exercisable under a stock option with an exercise price of $2.25 per share.
(3) Includes 250,000 shares currently exercisable under stock options with an average exercise price of $2.23 per share.
(4) Includes 150,000 shares currently exercisable under stock options with an average exercise price of $2.02 per share.
(5) Includes 22,500 shares currently exercisable under stock options with an exercise price of $ 2.47 per share.
(6) Includes 577,777, 250,000, 150,000 and 45,000 shares currently exercisable under stock options with an exercise price or average price, as the case may be, of $2.25, $2.23, $ 2.02 and $ 2.47, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers to send reports of their ownership and of changes in ownership of the Company's Common Stock to the Securities and Exchange Commission. Based on the Company's review of the reports it has received, the Company believes all of its directors and officers complied with all reporting requirements applicable to them with respect to transactions in 2001.


                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 2001, the Company's Board of Directors met six (6) times. All members of the Board of Directors were present at each of the meetings.

The Company does not have a nominating or compensation committee of the Board of Directors, or any committee performing similar functions.

An audit committee of the Board of Directors was formed during June 1999, and met four times during the year 2001. The audit committee oversees the operation of a comprehensive system of internal controls to ensure the integrity of the Company's financial statements and compliance with laws, regulations and corporate policies. The audit committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2001 with senior management. The audit committee has discussed with Grant Thornton, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has also received the written disclosures and the letter from Grant Thornton required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed with Grant Thornton the independence of Grant Thornton as auditor of the Company. Based on the foregoing, the audit committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the United States Securities Exchange Commission. Specific functions and responsibilities of the audit committee are set forth in the charter adopted by the Board of Directors which is attached as Appendix A to this proxy statement. Its members are William P. Cordeiro, James Walsh and John Benson.

Compensation of Directors

Directors who are also employees of the Company do not receive any compensation for serving as a director or as a member of a committee of the Board of Directors. Directors who are not employees of the Company receive a fee in the amount of $ 500 for each meeting of the Board of Directors and each committee meeting of the Board of Directors attended. In addition these directors have each been granted options for the purchased of 22,500 shares of the Company's Common Stock at an exercise price equal to the then fair market value of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $ 100,000.

                SUMMARY COMPENSATION TABLE

                              Annual Compensation     Long-Term
                              -------------------   Compensation
                                                        Awards
Name                                                  Securities
and                                                     Under-
Principal                                               lying
Position               Year      Salary      Bonus     Options
--------------------------------------------------    ----------

Dr. L.S. Smith         2001     $164,803  $   -        577,777
Chief Executive        2000     $175,000  $128,989        -
Officer                1999     $175,000  $127,300        -

W.H. Oyster            2001     $160,000   $46,972     100,000
President and          2000     $160,000   $86,152        -
Chief Operating        1999     $140,000   $70,438        -
Officer

John Benson            2001     $ 97,500   $20,740      50,000
Chief Financial        2000     $ 97,500   $32,288        -
Officer                1999     $ 92,500   $27,642        -



..


                                    AUDITORS

The Company has selected Grant Thornton LLP to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 2001, were as follows:

Description of Service                Amount of Fee
----------------------                -------------
  Audit Fees                             $ 77,500
  Financial Information System
    Design and Implementation Fees          -0-
  Other Fees                                5,800(1)
--------------------------------------------------------------------------------
     (1) Fees billed for the preparation of Federal Income Tax Return for the year ended December 31, 2001.

A representative of Grant Thornton will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of Grant Thornton will be available to respond to appropriate questions.


                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                        2003 ANNUAL SHAREHOLDERS MEETING

Any shareholder desiring to submit a proposal for action at the 2003 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than December 17, 2002. Apart from the preceding requirements, after that date any notice of a shareholder proposal will be considered untimely for inclusion in next years proxy statement if received after March 2, 2003. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposal included and other respects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.




                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for action at the meeting. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will have discretionary authority to vote the shares represented by the proxies in accordance with their best judgment.


                               By Order of the Board of Directors



                               Dr. L. S. SMITH, Ph.D
                               Chairman of the Board
                               and Secretary

                                  FORM OF PROXY
                                  -------------

                                      FRONT

PROXY      DGSE Companies, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. L. S. Smith and John Benson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of DGSE Companies, Inc. held of record by the undersigned on April 30, 2002, at the Annual Meeting of Shareholders to be held June 14, 2002, or any adjournment thereof.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below(except           WITHHOLD AUTHORITY to vote for
   as marked to the contrary below) ___           all nominees listed  ____

     INSTRUCTION: To withhold authority to vote for any individual, cross out the nominee's name in the List below.

     Dr. L. S. Smith  W. H. Oyster John Benson  William P. Cordeiro  James Walsh



2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                     REVERSE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                       Please sign  exactly as name below.  When
                                       shares  are held by joint  tenants,  both
                                       should sign. When signing as attorney, as
                                       executor,   administrator,   trustee   or
                                       guardian, please give full title as such.
                                       If a  corporation,  please  sign  in full
                                       corporate  name  by  President  or  other
                                       authorized  officer.  If  a  partnership,
                                       please  sign  in   partnership   name  by
                                       authorized person.

                                       Dated:_____________________________, 2002

                                       Signature________________________________

                                       Signature if held jointly________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.